EXHIBIT 24.1
POWERS OF ATTORNEY FROM MEMBERS OF THE BOARD OF
DIRECTORS OF BELDEN CDT INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2006 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 27th day of February 2007.

/s/ Lorne D. Bain
Lorne D. Bain

POWERS OF ATTORNEY FROM MEMBERS OF THE BOARD OF
DIRECTORS OF BELDEN CDT INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2006 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 23rd day of February 2007.

/s/ Lance C. Balk
Lance C. Balk

POWERS OF ATTORNEY FROM MEMBERS OF THE BOARD OF
DIRECTORS OF BELDEN CDT INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2006 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 27th day of February 2007.

/s/ David J. Aldrich
David J. Aldrich

POWERS OF ATTORNEY FROM MEMBERS OF THE BOARD OF
DIRECTORS OF BELDEN CDT INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2006 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 24th day of February 2007.

/s/ Bryan C. Cressey
Bryan C. Cressey

POWERS OF ATTORNEY FROM MEMBERS OF THE BOARD OF
DIRECTORS OF BELDEN CDT INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2006 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 25th day of February 2007.

/s/ Michael F.O. Harris
Michael F.O. Harris

POWERS OF ATTORNEY FROM MEMBERS OF THE BOARD OF
DIRECTORS OF BELDEN CDT INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2006 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 26th day of February 2007.

/s/ Glenn Kalnasy
Glenn Kalnasy

POWERS OF ATTORNEY FROM MEMBERS OF THE BOARD OF
DIRECTORS OF BELDEN CDT INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2006 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 25th day of February 2007.

/s/ John M. Monter
John M. Monter

POWERS OF ATTORNEY FROM MEMBERS OF THE BOARD OF
DIRECTORS OF BELDEN CDT INC.
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of BELDEN CDT INC. (the “Company”), does constitute and appoint JOHN S. STROUP, with full power and substitution, his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which such attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities and Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the execution and filing of the Annual Report (Form 10-K) of Belden CDT Inc. for the fiscal year ended December 31, 2006 (the “Annual Report”), including specifically the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to the Annual Report or to any amendments thereto filed with the Securities and Exchange Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with such Annual Report or amendments, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorney and agent shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 27th day of February 2007.

/s/ Bernard G. Rethore
Bernard G. Rethore